+ Fiscal 2024 Q3 Earnings Outlook August 6, 2024 Exhibit 99.2

This document contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts but instead reflect our expectations, estimates or projections concerning future results or events, including, without limitation, the future sales, gross margins, costs, earnings, cash flows, tax rates and performance of the Company. These statements generally can be identified by the use of forward-looking words or phrases such as "believe," "expect," "expectation," "anticipate," "may," "could," "will," "intend," "belief," "estimate," "plan," "target," "predict," "likely," "should," "forecast," "outlook," or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved. The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: Global economic and financial market conditions beyond our control might materially and negatively impact us. Competition in our product categories might hinder our ability to execute our business strategy, achieve profitability, or maintain relationships with existing customers. Changes in the retail environment and consumer preferences could adversely affect our business, financial condition and results of operations. We must successfully manage the demand, supply, and operational challenges brought on by any disease outbreak, including epidemics, pandemics, or similar widespread public health concerns. Loss or impairment of the reputation of our Company or our leading brands or failure of our marketing plans could have an adverse effect on our business. Loss of any of our principal customers could significantly decrease our sales and profitability. Our ability to meet our growth targets depends on successful product, marketing and operations innovation and successful responses to competitive innovation and changing consumer habits. We are subject to risks related to our international operations, including currency fluctuations, which could adversely affect our results of operations. If we fail to protect our intellectual property rights, competitors may manufacture and market similar products, which could adversely affect our market share and results of operations. Changes in production costs, including raw material prices and transportation costs, from inflation or otherwise, have adversely affected, and in the future could erode, our profit margins and negatively impact operating results. Our reliance on certain significant suppliers subjects us to numerous risks, including possible interruptions in supply, which could adversely affect our business. Our business is vulnerable to the availability of raw materials, our ability to forecast customer demand and our ability to manage production capacity. The manufacturing facilities, supply channels or other business operations of the Company and our suppliers may be subject to disruption from events beyond our control. The Company's future results may be affected by its operational execution, including its ability to achieve cost savings as a result of any current or future restructuring events. If our goodwill and indefinite-lived intangible assets become impaired, we will be required to record impairment charges, which may be significant. A failure of a key information technology system could adversely impact our ability to conduct business. We rely significantly on information technology and any inadequacy, interruption, theft or loss of data, malicious attack, integration failure, failure to maintain the security, confidentiality or privacy of sensitive data residing on our systems or other security failure of that technology could harm our ability to effectively operate our business and damage the reputation of our brands. We have significant debt obligations that could adversely affect our business and our ability to meet our obligations. If we pursue strategic acquisitions, divestitures or joint ventures, we might experience operating difficulties, dilution, and other consequences that may harm our business, financial condition, and operating results, and we may not be able to successfully consummate favorable transactions or successfully integrate acquired businesses. Our business involves the potential for product liability claims, labeling claims, commercial claims and other legal claims against us, which could affect our results of operations and financial condition and result in product recalls or withdrawals. Our business is subject to increasing government regulations in both the U.S. and abroad that could impose material costs. Increased focus by governmental and non-governmental organizations, customers, consumers and shareholders on environmental, social and governance (ESG) issues, including those related to sustainability and climate change, may have an adverse effect on our business, financial condition and results of operations and damage our reputation. We are subject to environmental laws and regulations that may expose us to significant liabilities and have a material adverse effect on our results of operations and financial condition. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in our publicly filed documents, including those described under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission on November 14, 2023. Forward-Looking Statements

Non-GAAP Financial Measures The Company reports its financial results in accordance with accounting principles generally accepted in the U.S. ("GAAP"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful comparisons to the corresponding historical or future period, and are used for management incentive compensation. These non-GAAP financial measures exclude items that are not reflective of the Company's on-going operating performance, such as impairment on intangible assets, restructuring and related costs, acquisition and integration costs, the Loss/(gain) on extinguishment of debt and the December 2023 Argentina Economic Reform. In addition, these measures help investors to analyze year over year comparability when excluding currency fluctuations as well as other Company initiatives that are not on-going. We believe these non-GAAP financial measures are an enhancement to assist investors in understanding our business and in performing analysis consistent with financial models developed by research analysts. Investors should consider non- GAAP measures in addition to, not as a substitute for, or superior to, the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in methods and in the items being adjusted. We provide the following non-GAAP measures and calculations, as well as the corresponding reconciliation to the closest GAAP measure in the following supplemental schedules: •Organic. This is the non-GAAP financial measurement of the change in revenue or segment profit that excludes or otherwise adjusts for the change in Argentina operations and impact of currency from the changes in foreign currency exchange rates as defined below: •Change in Argentina Operations. The Company is presenting separately all changes in sales and segment profit from our Argentina affiliate due to the designation of the economy as highly inflationary as of July 1, 2018. •Impact of currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The Impact of Currency is the change in foreign currency exchange rates year-over-year on reported results, which is calculated by comparing the value of current year foreign operations at the current period USD exchange rate versus the value of current year foreign operations at the prior period USD exchange rate. The impact of currency also includes gains/(losses) of currency hedging programs, and it excludes hyper- inflationary markets. •Adjusted Comparisons. Detail for adjusted gross profit, adjusted gross margin and adjusted SG&A are also supplemental non-GAAP measure disclosures. These measures exclude the impact of restructuring and related costs, acquisition and integration costs, the costs of exiting the Russian market and the costs of the May 2022 Brazilian flood. •Segment Profit. This amount represents the operations of our two reportable segments including allocations for shared support functions. General corporate and other expenses, amortization expense, impairment on intangible assets, interest expense, loss/(gain) on extinguishment of debt, other items, net, restructuring and related costs, acquisition and integration costs, the costs of exiting the Russian market, gain on capital lease termination, the costs of the May 2022 Brazilian flood, an acquisition earn out, the settlement loss on US pension annuity buy out and the December 2023 Argentina Economic Reform have all been excluded from segment profit. •Free Cash Flow. Free Cash Flow is defined as net cash provided by operating activities reduced by capital expenditures, net of the proceeds from asset sales. •Adjusted Net Earnings and Adjusted Diluted Net Earnings Per Common Share (EPS). These measures exclude the impact of the impairment on intangible assets, restructuring and related costs, the costs related to acquisition and integration, the loss/(gain) on extinguishment of debt and the December 2023 Argentina Economic Reform. •EBITDA and Adjusted EBITDA. EBITDA is defined as net earnings before income tax provision, interest, the loss/(gain) on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of costs related to restructuring, acquisition and integration costs, the costs of exiting the Russian market, gain on capital lease termination, the costs of the May 2022 Brazilian flood, an acquisition earn out, the settlement loss on US pension annuity buy out, the December 2023 Argentina Economic Reform, the impairment of intangible assets and share based payments. •Net Debt. Net Debt is defined as total Company debt, less cash and cash equivalents. Net leverage is defined as Net debt divided by Adjusted EBITDA for the last twelve month period (LTM).

+ Financial Results Third Quarter 2024

METRIC Third Quarter 2024 Adjusted EPS* Adjusted Gross Margin* Adjusted EBITDA was $149.7 million(3), or 21.3% of net sales Adjusted gross margin was 41.5%(1), up 270 basis points from the prior year All comparisons are to Fiscal 2023 comparable reported results. * See non-GAAP reconciliations in the Appendix. Adjusted EBITDA* Adjusted EPS of $0.79(2), up 46.3% from the prior year Key Metrics – Third Quarter 2024 Net Sales* Net sales of $701.4 million, +0.3% reported, +1.2% organic • Battery net sales –0.4% reported, +0.6% organic • Auto net sales +2.2% reported, +2.7% organic (1) GAAP gross margin of 39.5% (2) GAAP loss per share of -$0.61 (3) GAAP net loss of -$43.8 million Debt Paydown Third quarter debt paydown of $9 million • Year to date paydown of $150 million 5

+ Strategic Priorities

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE7 We have made significant progress delivering against our strategic priorities over the last eight quarters Program has generated ~$120 million of savings to date, with total savings projected at $180 - $200M PROJECT MOMENTUM Improved adjusted gross margins to 41.5% in Q3 FY’24 and 40.3% in the trailing 12 months, an expansion of 300 basis points as compared to FY’22(1) ADJUSTED GROSS MARGINS* Resumed top-tier free cash flow generation and remain on track to deliver 10%-12% of net sales for the second consecutive year. FREE CASH FLOW Paid down debt for 8 consecutive quarters totaling over $430M, or ~12% of our debt since June 30, 2022 DEBT PAYDOWN Reduced net leverage by over a full turn, ending Q3 FY’24 at 5.0x NET LEVERAGE Rebuilding profitability and generating top-tier free cash flow enable incremental investment in our business to generate sustainable growth * See non-GAAP reconciliations in the Appendix. (1) Q3 FY'24 GAAP gross margin was 39.5% and 38.2% in the trailing 12 months, which is up 150 bps to FY22

$200 $200 $823 $650 $218 $147 $147 $763 $139 $173 $432 $72 Q3'22 Ending Cash (+) Operating Cash Flows (-) Capex (-) Dividends (-) Debt Repayment (-) Other Q3'24 Ending Cash Strong free cash flow and debt paydown over the past eight quarters Q3 FY 2022 (Ended June 2022) Q3 FY 2024 (Ended June 2024) Last 8 Quarters LTM FCF % * LTM FCF % * Net Leverage Net Leverage 6.1x -0.9% 5.0x 9.4% ($ in millions) * See non-GAAP reconciliations in the Appendix. 8 $432 million of debt paydown since Q4 FY’22

+ Battery Category

Battery category has delivered low single digit volume growth over the long term 18.0 18.4 19.1 19.2 19.1 22.4 22.2 20.5 19.9 20.0 - 5.0 10.0 15.0 20.0 25.0 2015 2016 2017 2018 2019 2020 2021 2022 2023 Apr-24 Global Batteries Annual Volume Sales (Billions) ’15 - Apr ’24 CAGR +1.3% Source: Nielsen Global Track, Profitero, and Energizer estimates; uses 52 Weeks Ending Apr 2024 Nielsen Global Track+ Profitero Amazon Trends 10 Elevated COVID Demand

Battery Category Volume & Value – Rolling 3 Months Global Battery volume & value trends remain positive 11 Source: Nielsen Global Track Complete – World Monthly ending May 2024; Profitero data (UK, DE, FR) month ending May 2024 -8% -6% -4% -2% 0% 2% 4% 6% JUN 2023 JUL 2023 AUG 2023 SEP 2023 OCT 2023 NOV 2023 DEC 2023 JAN 2024 FEB 2024 MAR 2024 APR 2024 MAY 2024 Value % Chg vs YA Volume % Chg vs YA

• Energizer has a history of launching “world’s first” innovation in the battery category • Latest launch offers the world’s first 3-in-1 child safety system: secure packaging + bitter coating + color alert technology in North America Through innovation we deliver products that anticipate consumer needs and deliver meaningful connections 12

+ Auto Care

$521.3 $618.7 $622.8 $614.8 $628.4 15.2% 15.9% 7.5% 12.2% 14.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% $350.0 $400.0 $450.0 $500.0 $550.0 $600.0 $650.0 $700.0 FY'20 FY'21 FY'22 FY'23 FY'24 T4Q Auto Net Sales & Segment Profit % Net Sales ($ in millions) Segment Profit %* We have made significant progress restoring the profitability of the Auto Care business while growing topline 14 Auto Segment Profit of 15.7% of Net Sales in Fiscal ‘24 year to date * See non-GAAP reconciliations in the Appendix.

+ Outlook Q4 FY2024

Key Metrics – Fiscal 2024 Outlook METRIC Fiscal 2024 Outlook All comparisons are to Fiscal 2023 comparable reported results. * See non-GAAP reconciliations in the Appendix. Organic net sales projected down ~2% • Q4 organic net sales projected to be roughly flat Net Sales Adjusted Gross Margin* Adjusted SG&A* Raising to $3.20 to $3.30 • Q4 Adjusted EPS of $1.10 - $1.20 Free Cash Flow expected to be in excess of 10% of net sales Reduce Net Leverage to below 5.0x • Raising targeted debt pay down to $175 - $200 million 16 Free Cash Flow Net Leverage Adjusted EPS* Adjusted EBITDA* Raising to $610 - $620 million Adjusted gross margin of over 150 basis point improvement • Q4 improvement of roughly 150 basis points versus prior year Q4 Adjusted SG&A up ~$10 million as a result of strategic investments in digital transformation and growth initiatives

Appendix Materials: Non-GAAP Reconciliations 17

Non-GAAP Reconciliation: Net Sales (in millions) Organic. This is the non-GAAP financial measurement of the change in revenue that excludes or otherwise adjusts for the change in Argentina operations and impact of currency from the changes in foreign currency exchange rates as defined below: • Change in Argentina Operations. The Company is presenting separately all changes in sales and segment profit from our Argentina affiliate due to the designation of the economy as highly inflationary as of July 1, 2018. • Impact of Currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The Impact of Currency is the change in foreign currency exchange rates year-over-year on reported results, which is calculated by comparing the value of current year foreign operations at the current period USD exchange rate versus the value of current year foreign operations at the prior period USD exchange rate. The impact of currency also includes gains/(losses) of currency hedging programs, and it excludes hyper-inflationary markets. 18

Non-GAAP Reconciliation: Adjusted Gross Margin (in millions) Adjusted gross margin as a percent of sales excludes any charges related to restructuring programs, acquisition and integration, the 2022 Exit of the Russia Market and the May 2022 Brazil flood to our manufacturing plant. 19

Non-GAAP Reconciliation: Adjusted Earnings Per Share (in millions, except per share data) Adjusted Net Earnings and Adjusted Diluted Net Earnings Per Common Share (EPS). These measures exclude the impact of restructuring and related costs, the costs related to acquisition and integration, impairment of intangible assets, the loss/(gain) on extinguishment of debt and the December 2023 Argentina Economic Reform. The effective tax rate for the Adjusted Net earnings and Adjusted Diluted EPS for the quarters ended June 30, 2024 and 2023 was 23.2% and 21.9%, respectively. For the quarter ended June 30, 2024, the Adjusted Weighted average shares of common stock - Diluted includes the dilutive impact of our outstanding performance shares and restricted stock as they are dilutive to the calculation.20

Non-GAAP Reconciliation: Free Cash Flow (in millions) Free Cash Flow is defined as net cash provided by operating activities reduced by capital expenditures, net of the proceeds from asset sales. 21

Non-GAAP Reconciliation: Adjusted EBITDA - June 30, 2024 (in millions) EBITDA is defined as net earnings before income tax provision, interest, the loss on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of the costs related to restructuring, acquisition and integration costs, the settlement loss on US pension annuity buy out, the December 2023 Argentina Economic Reform and share based payments. 22

Non-GAAP Reconciliation: Adjusted EBITDA - June 30, 2022 (in millions) EBITDA is defined as net earnings before income tax provision, interest, the loss on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of acquisition and integration costs, the costs of exiting the Russian market, Gain on capital lease termination, the loss from the May 2022 Brazil flood damage, an acquisition earn out and share based payments. 23

Non-GAAP Reconciliation: Net Debt and Net Leverage (in millions) Net Debt is defined as total Company debt, less cash and cash equivalents. Net leverage is Net debt divided by the last twelve months Adjusted EBITDA. LTM is the last twelve months for June 30, 2022 and June 30, 2024, respectively. 24

Non-GAAP Reconciliation: Segment Profit (in millions) 25 Operations for Energizer are managed via two product segments: Batteries & Lights and Auto Care. Energizer’s operating model includes a combination of standalone and shared business functions between the product segments, varying by country and region of the world. Shared functions include the sales and marketing functions, as well as human resources, IT and finance shared service costs. Energizer applies a fully allocated cost basis, in which shared business functions are allocated between segments. Such allocations are estimates, and may not represent the costs of such services if performed on a standalone basis. Segment sales and profitability, as well as the reconciliation to earnings before income taxes for the periods presented below. The related footnotes are explained on the following slide.

Non-GAAP Reconciliation: Segment Profit continued (in millions) 26

Non-GAAP Reconciliation: FY 2024 Outlook (in millions – except per share data) 27